UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 24, 2010

PEREGRINE INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-27511

Florida	65-0611007
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 22, 2010, Michael F. Cronin, CPA (MFC) notified the Company that effective as of that date, the firm resigned as auditor. Effective the same date, the Company appointed ABBM Group Ltd LLP as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on September 22, 2010.

MFC issued its auditor’s report on the Company's financial statements for the years ended June 30, 2009 and 2008.

MFC’s audit reports on the Company’s financial statements for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended June 30, 2009 and any subsequent interim period through September 22, 2010, the date of resignation of MFC, there were no disagreements with MFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MFC’s satisfaction, would have caused MFC to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MFC with a copy of the disclosure in the preceding two paragraphs and requested in writing that MFC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. MFC provided a letter, dated September 23, 2010 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the year ended June 30, 2009 and through the date of the Audit Committee’s decision, the Company did not consult ABBM Group Ltd LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Richard Rubin CEO and Chairman of the Board Richard Rubin Date: September 24, 2010